February 24, 2017

James E. O’Connor, Esquire
U.S. Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:  T. Rowe Price International Funds, Inc.

 File Nos.: 002-65539, 811-2958

 Post-Effective Amendment No. 162

Dear Mr. O’Connor:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file the above-referenced Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/Brian R. Poole
Brian R. Poole
Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc.

February 24, 2017

James E. O’Connor, Esquire
U.S. Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:  T. Rowe Price International Funds, Inc.

 on behalf of:

  T. Rowe Price Africa & Middle East Fund—I Class

T. Rowe Price Asia Opportunities Fund—I Class

T. Rowe Price Emerging Europe Fund—I Class

T. Rowe Price Emerging Markets Value Stock Fund—I Class

T. Rowe Price European Stock Fund—I Class

T. Rowe Price Global Growth Stock Fund—I Class

T. Rowe Price Global Stock Fund—I Class

T. Rowe Price International Concentrated Equity Fund—I Class

T. Rowe Price Japan Fund—I Class

T. Rowe Price Latin America Fund—I Class

 File Nos.: 002-65539/811-2958

 Post-Effective Amendment No. 162

Dear Mr. O’Connor:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to the Funds and all outstanding series of the above-referenced registrant. In connection with the anticipated effectiveness of the Funds with the Commission, the registrant proposes to file the above-referenced Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/Brian R. Poole

Brian R. Poole

Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc.